Exhibit 99.1

Web.com Announces $20 Million Stock Repurchase Authorization

JACKSONVILLE, Fla., Sep 4, 2008 (GlobeNewswire via COMTEX News Network) — Web.com (Nasdaq:WWWW), a leading provider of online marketing for small businesses, today announced that its Board of Directors has authorized the repurchase of up to $20 million of the Company’s outstanding common shares over the next eighteen months.

“Web.com’s share repurchase program is in line with our strong ongoing commitment to enhance shareholder value,” stated David Brown, Chairman and CEO of Web.com. “With strong profitability margins, growing cash flow and confidence in our long-term growth strategy, we believe our stock repurchase plan is an excellent use of our cash at this time.”

The repurchase program will be funded using the Company’s existing available cash balances. The timing, price and volume of repurchases will be based on market conditions, relevant securities laws and other factors. The repurchase program does not require the Company to repurchase any specific number of shares, and the Company may terminate the repurchase program at any time.

The repurchases will be made periodically in a variety of ways including on the open market at prevailing market prices, in negotiated transactions off the market, or pursuant to a 10b5-1 plan adopted by the Company which permits the Company to repurchase its shares during periods in which the Company may be in possession of material non-public information. The repurchase program is expected to commence as soon as the week of September 8, 2008.

Any repurchases under this trading plan will be disclosed in the Company’s future quarterly reports on Form 10-Q and annual reports on Form 10-K filed with the Securities and Exchange Commission.

About Web.com

Web.com (Nasdaq:WWWW) is a leading provider of online marketing for small businesses. Web.com offers a full range of online services, including Internet marketing and advertising, local search, search engine marketing, search engine optimization, lead generation, home contractor specific leads, website design and publishing, and shopping cart solutions, meeting the needs of small businesses anywhere along their lifecycle. Web.com is currently incorporated in Delaware as Website Pros, Inc. and is doing business as Web.com. For more information on the company, please visit http://www.web.com or call 1-800-GETSITE.

Forward-Looking Statements

This press release includes certain “forward-looking statements” including, without limitation, statements regarding Web.com’s expectations about its future performance, that are subject to risks, uncertainties and other factors that could cause actual results or outcomes to differ materially from those contemplated by the forward-looking statements. These forward-looking statements include, but are not limited to, plans, objectives, expectations and intentions and other statements contained in this presentation that are not historical facts. These statements are sometimes identified by words such as “believe” and “confidence” or words of similar meaning. As a result of the ultimate outcome of such risks and uncertainties, Web.com’s actual results could differ materially from those anticipated in these forward-looking statements. These statements are based on our current beliefs or expectations, and there are a number of important factors that could cause the actual results or outcomes to differ materially from those indicated by these forward-looking statements, including, without limitation, our ability to integrate the Website Pros and Web.com businesses, our ability to maintain our sales efficiency, our ability to maintain our existing, and develop new, strategic relationships, the number of our net subscriber additions and our monthly customer turnover. These and other risk factors are set forth under the caption “Risk Factors” in Web.com’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2008, as filed with the Securities and Exchange Commission, which is available on a Website maintained by the Securities and Exchange Commission at www.sec.gov. Web.com expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein as a result of new information, future events or otherwise.

This news release was distributed by GlobeNewswire, www.globenewswire.com

SOURCE: Web.com

Web.com

Peter Delgrosso
904-680-6696
pdelgrosso@web.com